UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24,2003

STANCORP FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 SW Sixth Avenue, Portland, Oregon	97204
(Address of principal executive offices)	(Zip Code)

(503) 321-7000

(Registrant’s telephone number, including area code)

No Change

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	StanCorp Financial Group, Inc. press release dated April 24, 2003

99.2	StanCorp Financial Group, Inc. Statistical Supplement dated March 31, 2003

Item 9. Information provided under Item 12, “Results of Operations and Financial Condition”

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition”.

On April 24, 2003, StanCorp Financial Group, Inc. issued a press release reporting the Company’s first quarter 2003 results. A copy of the press release is attached hereto as exhibit 99.1 and incorporated herein by reference. A copy of the Company’s Statistical Supplement dated March 31, 2003 is attached hereto as exhibit 99.2 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2003

STANCORP FINANCIAL GROUP, INC.

/s/ ERIC E. PARSONS
Eric E. Parsons President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

* 99.1	StanCorp Financial Group, Inc. press release dated April 24, 2003

* 99.2	StanCorp Financial Group, Inc. Statistical Supplement dated March 31, 2003

* Filed herewith